UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2000
                                                          ---------------


                            APPLIED BIOMETRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MINNESOTA                      0-22146                41-1508112
(State or other jurisdiction of        (Commission)           (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)


501 EAST HIGHWAY 13, SUITE 108, BURNSVILLE, MINNESOTA                     55337
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (952) 890-1123

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ITEM 5. OTHER EVENTS.

         On August 22, 2000, Applied Biometrics, Inc. announced that its Board of Directors had reached a final decision to terminate business operations and to dispose of its remaining corporate assets. Attached to this report as Exhibit
99.1 and incorporated in this item by reference is a copy of the Company's press release, dated August 22, 2000, regarding this decision.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     APPLIED BIOMETRICS, INC.


Dated:  August 23, 2000              /s/ Camille M. Meyer
                                     -------------------------------------------
                                     Camille M. Meyer
                                     Vice-President, Finance and Chief Financial
                                     Officer

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APPLIED BIOMETRICS, INC.
INDEX TO EXHIBITS
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99.1     Press Release dated August 22, 2000 (filed herewith electronically).